Neuberger Berman Alternative Funds® (“Alternative Funds”)
Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman ETF Trust® (“ETFs”)
Neuberger Berman Income Funds® (“Income Funds”)

Supplement to the Statement of Additional Information of each series of
•	Alternative Funds, dated February 28, 2023, as amended and restated March 3, 2023 (and May 16, 2023 for Neuberger Berman Absolute Return Multi-Manager Fund);
•	AMT Funds, dated May 1, 2023;
•	Equity Funds, dated December 19, 2022, as amended and restated March 3, 2023;
•	ETFs, dated December 19, 2022, as amended and restated March 3, 2023; and
•	Income Funds, dated February 28, 2023, as amended and restated March 3, 2023.

At its meetings held on June 29, 2023, the Boards of the Trusts (the “Board”), including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trusts or Neuberger Berman Investment Advisers LLC (including its affiliates) (“Independent Fund Trustees”), recommended and unanimously approved the appointment of Ami Kaplan and Franklyn E. Smith, each as a Trustee, to the Boards.

Effective immediately, the following is added to the table in the section entitled “Trustees and Officers - Information about the Board of Trustees” under the heading “Trustees and Officers:”

Information about the Board of Trustees

Name, (Year of Birth), and Address	Position(s) and Length of Time Served	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PriceWaterhouseCooper LLP, 1989 to 2021.	49	None.
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	49	None.

In addition, effective immediately, the following is added to the section entitled “Trustees and Officers – Additional Information about Fund Trustees” under the heading “Independent Trustees”

Ami Kaplan: Ms. Kaplan has experience in the financial services industry. She was a partner at a large professional service firm, where she worked with global financial services clients on various matters. In her 40 years at that firm, she served in many different roles, including as Vice Chair of the firm and Deputy New York Regional Managing Partner. She is member of the New York and New Jersey State Societies of CPA and has held a variety of roles with not-for-profit company boards.
Franklyn E. Smith: Mr. Smith has experience in the financial services industry. He was a partner at a large professional service firm, where he was the Market Team leader and Primary Reporting Partner in the New York office’s Asset & Wealth Management Practice. He spent 32 years at that firm servicing financial services clients, with a focus on mutual fund clients for the last 25 years.  He is a CPA with a license in New York, holds an advanced degree in public accounting, and serves on the Board of a not-for-profit organization.
The date of this supplement is June 30, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services: 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com

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